PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $68.5 million new construction of University and Fairview Apartments in St. Paul, Minnesota. This Low Income Housing Tax Credit development in St. Paul’s Midway neighborhood will create 243 affordable units for tenants earning from 30% to 80% of the Area Median Income (AMI). This is the HIT’s 96th project in Minnesota. It is part of HIT’s Midwest@Work Initiative, which has generated approximately $1.8 billion in total development costs in 40 projects since its inception in 2016.
HIT ROLE	The HIT closed this $52.5 million direct construction and bridge loan and sold $15 million to a local participant, holding $37.5 million in its portfolio. The HIT also made a forward commitment to purchase a $41.6 million Fannie Mae mortgage security backed by the permanent loan for the project.
SOCIAL IMPACT	In addition to creating the union construction work and other economic benefits shown below, 45% of the units at University & Fairview will be restricted to tenants earning less than half of AMI and the remainder to those earning under 80% of AMI. The project will use green construction practices and include many green features. It is expected to achieve national Green Communities certification and comply with local sustainable energy standards.

ECONOMIC IMPACT OF INVESTMENT*

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of November 15, 2020. Economic impact data is in 2020 dollars and all other figures are nominal.

PROJECT PROFILE | University and Fairview Apartments-St. Paul, MN

“The union community welcomes the HIT’s active investment in the Twin Cities. We know that with the HIT’s involvement, all the construction work will be done union. That means more family-supporting jobs for our members. We are proud that University and Fairview Apartments will provide high-quality union-built affordable housing for working families in St. Paul.”

—Don Mullin, Executive Secretary

     Saint Paul Building and Construction Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.             11/2020

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